United States Securities And Exchange Commission
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       December 17, 2004
                                                       -------------------------


                                    NN, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                           0-23486                 62-1096725
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
   Incorporation or Organization)      File Number)       Identification Number)

              2000 Waters Edge Drive, Johnson City, Tennessee 37604
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:            (423) 743-9151
                                                       -------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers

     On December 17, 2004, the Company issued a press release announcing the resignation of its Chief Financial Officer Dave Dyckman who has accepted the position of Executive Vice President and Chief Financial Officer with Thermadyne Holdings Corporation.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. The following exhibits are filed herewith:

               99.1 Press Release dated December 17, 2004.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NN, INC.


Dated:   December 21, 2004          By: /s/ William C. Kelly, Jr.
                                   ---------------------------------------------
                                   William C. Kelly, Jr.,
                                   Secretary, Treasurer and Chief Administrative Officer

Exhibit No.                 Description

     99.1         Press Release of NN, Inc. dated December 17, 2004.